SHARE REPURCHASE PROGRAM	12 Months Ended
Dec. 31, 2013
SHARE REPURCHASE PROGRAM

20. SHARE REPURCHASE PROGRAM

In June 2011, the Company’s Board approved share buyback of up to US$25 million of its ADSs, This share repurchase program has been terminated in November 2011. Under this share repurchase program, the Company spent an aggregate purchase consideration of approximately US$3.4 million and repurchased approximately 0.7 million shares of its ADSs as of December 31, 2011, which were retired by the Company.

In December 2012, the Company’s Board approved share buyback of up to US$10 million of its ADSs over the next 12 months. Under this share repurchase program, the Company spent an aggregate purchase consideration of approximately US$0.1 million and repurchased approximately 0.04 million shares of its ADSs during the year ended December 31, 2012. During the year ended December 31, 2013, the company spent approximately US$4.6 million and repurchased approximately 1.7 million shares of ADSs.